                            SUPPLEMENT TO PROSPECTUS
            FOR THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
                               SEPARATE ACCOUNT A
                                DATED MAY 1, 2002

WITHDRAWAL CHARGES

For contracts issued on and after April 1, 2003, upon a full surrender of the contract, all unliquidated purchase payments will be liquidated for purposes of calculating the withdrawal charge.

Example - Assume you make a single payment of $50,000 into your contract, you make no transfers or additional payments and you make no partial withdrawals. If at the time you surrender your contract, the contract value is $40,000, then the amount that may be withdrawn without incurring a withdrawal charge would be $5,000 (10% of your $50,000 payment). Your withdrawal charge would be calculated on $45,000 (this is calculated as your $50,000 unliquidated payment less the $5,000 that may be withdrawn without incurring a withdrawal charge).


                        SUPPLEMENT DATED JANUARY 15, 2003


NY Wdraw Charge.Supp 1/2003